UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 11, 2007 (April 2, 2007)

DYNEGY INC.

DYNEGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33443 0-29311	20-5653152 94-3248415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Effective April 2, 2007, and in connection with the completion of the Plan of Merger, Contribution and Sale Agreement, dated as of September 14, 2006, by and among Dynegy Inc. (“Dynegy”), Dynegy Illinois Inc. (formerly named Dynegy Inc.) (“Dynegy Illinois”), Falcon Merger Sub Co., LSP Gen Investors, L.P., LS Power Partners, L.P., LS Power Equity Partners PIE I, L.P., LS Power Equity Partners, L.P. and LS Power Associates, L.P. (collectively, the “LS Contributing Entities”), pursuant to which Dynegy acquired from the LS Contributing Entities all of the interests owned by them in entities that own 11 power generation facilities (such entities, the “Acquired Entities”), Dynegy contributed to Dynegy Holdings Inc. (“DHI”) the Acquired Entities and also contributed to DHI all of the outstanding equity interests in Dynegy New York Holdings Inc., Dynegy’s indirect wholly owned subsidiary which owns Dynegy’s Sithe assets (such entity, the “Sithe Entity”).

As a result of the contribution of the Acquired Entities and the contribution of the Sithe Entity, DHI assumed (i) approximately $1.8 billion of net debt (debt less restricted cash and investments) of the Acquired Entities and (ii) approximately $429 million of debt of the Sithe Entity.

The debt of the Acquired Entities is comprised of:

(i) the First Lien Credit Agreement, Second Lien Credit Agreement and $500,000,000 Special Letter of Credit Facility Agreement, each dated as of May 4, 2006, and the $150,000,000 First Lien Letter of Credit Facility Agreement, dated as of August 3, 2006, each by and among Dynegy Gen Finance Co, LLC, (f/k/a LSP Gen Finance Co., LLC) as borrower, and the guarantors, lenders and other parties thereto (collectively, the “Dynegy Gen Finance Facilities,”) with outstanding borrowings as of March 31, 2007 in the aggregate principal amount of approximately $1.07 billion;

(ii) the Credit Agreement, dated as of October 7, 2005, by and among Dynegy Kendall Energy, LLC, (f/k/a LSP Kendall) as borrower, and the lenders and other parties thereto (the “Kendall Facilities,”), with outstanding borrowings as of March 31, 2007 in the aggregate principal amount of approximately $396 million;

(iii) the Amended and Restated First Lien Credit Agreement and Second Lien Credit Agreement, each dated as of May 5, 2006 and each by and among Ontelaunee Power Operating Company, LLC, as borrower, and the lenders and other parties thereto (collectively, the “Ontelaunee Facilities”), with outstanding borrowings as of March 31, 2007 in the aggregate principal amount of approximately $150 million; and

(iv) the Credit Agreement, dated as of March 29, 2007, by and among Plum Point Energy Associates, LLC, as borrower, and the lenders and other parties thereto (the “Plum Point Facilities”), and the Loan Agreement, dated as of April 1, 2006, by and between the City of Osceola, Arkansas and Plum Point Energy Associates, LLC and the related Trust Indenture, dated as of April 1, 2006, by and between the City of Osceola, Arkansas and Regions Bank, as trustee (the “Plum Point Bonds and Lease Agreements”). The Plum Point Facilities together with the Plum Point Bonds and Lease Agreements had outstanding borrowings as of March 31, 2007 in the aggregate principal amount of approximately $204 million (collectively, the Plum Point Facilities and the Plum Point Bonds and Lease Agreements, together with the Dynegy Gen Finance Facilities, the Kendall Facilities and the Ontelaunee Facilities, the “Acquired Entities Debt Facilities”).

Each of the Acquired Entities Debt Facilities contains affirmative covenants, negative covenants and events of default that are customary for similar agreements. A discussion of the Dynegy Gen Finance Facilities, the Kendall Facilities, the Ontelaunee Facilities and the Plum Point Bonds and Lease Agreements is set forth in note (8) entitled “Financing Arrangements” to the financial statements of the Acquired Entities included in the Current Report on Form 8-K/A of Dynegy, DHI and Dynegy Illinois filed with the SEC on May 2, 2007 and is incorporated herein by reference.

The Dynegy Gen Finance Facilities, the Kendall Facilities, the Ontelaunee Facilities, the Plum Point Facilities and the Plum Point Bonds and Lease Agreements are filed as Exhibits 10.3, 10.4, 10.5 and 10.6, Exhibit 10.7, Exhibits 10.8 and 10.9 and Exhibits 10.10, 10.11, 10.12 and 10.13, respectively, to the Current Report on Form 8-K of Dynegy, DHI and Dynegy Illinois filed with the SEC on April 6, 2007 and are incorporated herein by reference.

The debt of the Sithe Entity is comprised of:

(i) 8.5% senior notes due 2007, with an aggregate principal amount outstanding of approximately $409 million as of March 31, 2007; and

(ii) 9.0% senior notes due 2013, with an aggregate principal amount outstanding of approximately $20 million as of March 31, 2007 (collectively with the 8.5% senior notes due 2007, the “Sithe Notes”).

The Sithe Notes are secured by the Independence generation facility, but are not guaranteed by Dynegy, DHI or Dynegy Illinois. The Trust Indenture (as supplemented) governing the Sithe Notes contains customary covenants, events of default and other provisions.

The Sithe Notes are governed by the Trust Indenture, dated as of January 1, 1993, and the First Supplemental Indenture and Second Supplemental Indenture thereto, dated as of January 1, 1993 and October 23, 2001, respectively, each by and among Sithe/Independence Funding Corporation, Sithe/Independence Power Partners, L.P. and the other parties thereto, and the related Global Notes, each dated January 27, 1993, filed as Exhibits 4.22, 4.23 and 4.24 to the Annual Report on Form 10-K of Dynegy for the fiscal year ended December 31, 2004 and Exhibits 4.4 and 4.5 to the Quarterly Report on Form 10-Q of Dynegy for the quarterly period ended March 31, 2005.

Item 8.01	Other Events

On May 10, 2007, Dynegy issued a press release announcing that DHI will seek to increase the size of its $1.32 billion senior secured credit facility by up to an additional $650 million. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Also on May 10, 2007, Dynegy issued a press release announcing that DHI plans to offer at least $1.1 billion aggregate principal amount of its Senior Unsecured Notes in a private offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933. A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release by Dynegy Inc., dated May 10, 2007, regarding proposed increase of size of DHI’s senior secured credit facility

99.2	Press release by Dynegy Inc., dated May 10, 2007, regarding proposed private offering of DHI’s senior unsecured notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Date: May 11, 2007	By:	/s/ Kent R. Stephenson
	Name:	Kent R. Stephenson
	Title:	Senior Vice President

DYNEGY HOLDINGS INC.
(Registrant)

Date: May 11, 2007	By:	/s/ Kent R. Stephenson
	Name:	Kent R. Stephenson
	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press release by Dynegy Inc., and dated May 10, 2007, regarding proposed increase of size of DHI’s senior secured credit facility

99.2	Press release by Dynegy Inc., and dated May 10, 2007, regarding proposed private offering of DHI’s senior unsecured notes